[LETTERHEAD OF THE CHASE MANHATTAN BANK]


                                               September 23, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                   Re:    Chase Manhattan Grantor Trust 1996-A

Ladies and Gentlemen:

     I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 23, 1996.

     Please confirm your receipt of such transmittal.


                                               Very truly yours,


                                               /s/Martin R. Joyce
                                               ------------------
                                               Martin R. Joyce

Enclosures

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                        ------------------

                            FORM 8-K

                         CURRENT REPORT


                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934



                 Date of Report: September 23, 1996
                -----------------------------------


                     THE CHASE MANHATTAN BANK
         ------------------------------------------------------
             (Originator of the Trust referred to herein)
         (Exact name of registrant as specified in its charter)


                   CHASE MANHATTAN GRANTOR TRUST 1996-A
                --------------------------------------------
                    (Issuer with respect to Certificates)


       New York              33-99546                 13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      270 Park Avenue, New York, New York               10017
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

Item 5. Other Events

    On 09/16/1996, Chase Manhattan Grantor Trust 1996-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of February 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


  Item 7 (c). Exhibits


  Exhibit   Description

  20.1 Monthly Certificateholder's statement with respect to the September 16, 1996 distribution.

                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            THE CHASE MANHATTAN BANK

                                            /s/William J. Schiralli
                                            ---------------------------
                                            By:    William J. Schiralli
                                            Title: Vice President


Date: September 23, 1996

                             INDEX TO EXHIBITS
                             -----------------

   Exhibit                 Description                          Page
   -------                 -----------                          ----

     20.1                 Certificateholder Report dated          5
                          09/16/1996 delivered pursuant
                          to Section 5.7 of the Pooling
                          and  Servicing  Agreement dated
                          as of February 1, 1996.

                                                                Exhibit 20.1

CHASE MANHATTAN BANK GRANTOR TRUST 1996-A

From: Chase Manhattan Bank

To:   Norwest Bank Minnesota, N.A.


                   MONTHLY CERTIFICATEHOLDER'S REPORT
                   ----------------------------------

Due Period 7 Beginning Date                      08/01/1996
Due Period 7 End Date                            08/31/1996
Determination Date                               09/10/1996
Remittance Date                                  09/16/1996


I.    Monthly Principal and Principal Carryover Shortfall to Certificateholders
      (Per $1000 of Original Principal Amount)                  $ 30.8830938816

II.   Monthly Interest and Unpaid Interest to Certificateholders
      (Per $1000 of Original Principal Amount)                   $ 3.4893384104

III.  Monthly Expenses Summary

      A. Servicing Fee Disbursement                                $ 989,270.23
      B. Cash Collateral Account Expense                                 $ 0.00
      C. Total Expenses paid
         (per $1000 of Original Principal Amount)                $ 0.6710266195

IV.   Cash Collateral Account Deposit Amount                             $ 0.00

V.    Outstanding Advance Summary

      A. From Prior Period                                       $ 3,155,189.36
      B. From Current Period                                     $ 3,381,370.37
      C. Change in Amount Between Periods (Lines B - A)            $ 226,181.01

VI.   Pool Factor Information

      A. Certificate Principal Balance                       $ 1,141,594,446.92
      B. Initial Certificate Balance                         $ 1,474,263,764.33
      C. Pool Factor (Lines A / B)                               0.774348847568

VII.  Available Cash Collateral Account Information for Due Period

      A. Available Cash Collateral Amount                       $ 59,356,213.66
      B. Available Cash Collateral Amount Percentage            5.000000000168%

VIII. Required Cash Collateral Amount

      A. For the Current Collection Period                      $ 59,356,213.66
      B. For the Next Collection Period                         $ 57,079,722.35